Exhibit 99.1

Alkermes Files Preliminary Proxy Statement and Provides Update on Annual Director Nomination Process

DUBLIN, May 8, 2023 – Alkermes plc (Nasdaq: ALKS) today filed its preliminary proxy statement with the U.S. Securities and Exchange Commission (SEC) in connection with its upcoming Annual General Meeting of Shareholders (the Annual Meeting). The company also provided an update on its annual director nomination process and its ongoing shareholder engagement efforts. The preliminary proxy statement is available on the Investor Relations section of the company’s website at www.alkermes.com.

Independent Director Nomination Process

As outlined in the company’s preliminary proxy statement, the Nominating and Corporate Governance Committee of Alkermes’ Board of Directors (the Board) recently conducted its annual board evaluation and director nomination process.  The Nominating and Corporate Governance Committee, currently comprised of four independent directors – Emily Alva (appointed to the Board pursuant to an agreement with Elliott Advisors (UK) (Elliott)), Dr. Cato Laurencin (appointed to the Board pursuant to an agreement with Sarissa Capital Management LP (Sarissa)), Dr. Christopher Wright and Dr. Nancy Snyderman – annually considers the composition of the Board and those skills that the Board may need to support the continued successful execution of Alkermes’ business strategy. In this context, the Nominating and Corporate Governance Committee evaluates the current directors who are up for re-election at the Annual Meeting and any director candidates validly nominated by shareholders. Following this year’s process, the Nominating and Corporate Governance Committee determined that the recently refreshed Board, as currently comprised, offers a strong mix of skills, experiences and diversity of perspectives to support the company’s strategic priorities of growing its portfolio of proprietary commercial products, advancing its development pipeline and driving profitability for the benefit of shareholders.

Experienced, Diverse and Refreshed Board of Directors

The Board’s current directors possess significant relevant experience, including: life sciences industry experience; commercial marketing and sales experience; finance and accounting experience; management and governance experience; buyside investor perspective and experience; and corporate strategy and complex transactional experience. Since 2019, Board refreshment activities include the appointment of seven new independent directors and retirement of five longer-serving directors. The recent appointments include four directors appointed with shareholder support, including three that were either designated or supported by Elliott and one that was designated by Sarissa.

Alkermes’ Engagement with Sarissa and Consideration of its Director Nominees

During the course of the company’s extensive, multi-year engagement with Sarissa, Alkermes’ leadership and Board have participated in more than 30 calls, interviews and meetings with Sarissa, including engagements with independent members of the Board as requested by Sarissa.

In November 2021, Alkermes and Sarissa worked together to appoint Dr. Cato Laurencin to the Board. Dr. Laurencin has served on the Nominating and Corporate Governance Committee since early 2022. After receiving a second nomination notice from Sarissa in January 2022, the company repeatedly offered to work with Sarissa to identify another mutually agreeable director candidate. In February 2023, the company received a third notice of intention to nominate three director candidates.

Over the last three months, prior to and following the receipt of Sarissa’s third nomination notice, numerous independent members of the Board, including the Board’s Lead Independent Director and all members of the Nominating and Corporate Governance Committee, have engaged with Sarissa in an attempt to reach an amicable and constructive resolution and avoid a contested election.

To support its evaluation, the Nominating and Corporate Governance Committee conducted individual interviews with each of Sarissa’s three director nominees – Dr. Alexander Denner, Founder and Chief Investment Officer of Sarissa, Patrice Bonfiglio, a Sarissa employee, and Dr. Sarah Schlesinger, who serves on a number of boards alongside Sarissa principals. The Nominating and Corporate Governance Committee carefully considered their candidacy in light of the Board’s current composition and alignment with the company’s business strategy and what the Board believes to be in the best interests of shareholders. Based on these interviews, the Nominating and Corporate Governance Committee’s evaluation and recommendation, and the assessment of the full Board, the Board did not endorse them for election at the Annual Meeting. Independent directors have reiterated the Board’s continued openness to finding a resolution that would avoid a contested election and remain in communication with Sarissa and open to Sarissa’s feedback.

Lead Independent Director Nancy Wysenksi said, “We believe that the current Board has the skills, diversity, and relevant industry experience to oversee the execution of Alkermes’ strategy, which we believe will continue to deliver value for all our shareholders. We have established a track record of strong governance practices and board refreshment, with the appointment of seven new independent and highly qualified directors since 2019, four of them appointed in collaboration with shareholders. We are pleased to see the implementation of several shareholder-supported initiatives and execution of the company’s strategy translate into value creation for shareholders, with the company’s share price outperforming relevant peers and indices over several recent time periods. We remain focused on strong oversight and taking bold strategic steps to create value and build on the company’s momentum.”

About Alkermes plc

Alkermes plc is a fully-integrated, global biopharmaceutical company developing innovative medicines in the fields of neuroscience and oncology. The company has a portfolio of proprietary commercial products focused on alcohol dependence, opioid dependence, schizophrenia and bipolar I disorder, and a pipeline of product candidates in development for neurological disorders and cancer. Headquartered in Dublin, Ireland, Alkermes has a research and development center in Waltham, Massachusetts; a research and manufacturing facility in Athlone, Ireland; and a manufacturing facility in Wilmington, Ohio. For more information, please visit Alkermes’ website at www.alkermes.com.

Note Regarding Forward-Looking Statements

Certain statements set forth in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning the company’s ability to execute on its strategy and create and deliver shareholder value and the company’s engagement with Sarissa. The company cautions that forward-looking statements are inherently uncertain. The forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and in subsequent filings made by the company with the SEC, which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release.

Important Additional Information and Where to Find It

The company intends to file a definitive proxy statement, accompanying WHITE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by visiting the “Investors” section of the company’s website at www.alkermes.com, as soon as reasonably practicable after such materials are filed with, or furnished to, the SEC.

Certain Information Regarding Participants in the Solicitation

The company, its directors and certain of its executive officers are participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of such participants and their respective interests in the company, by security holdings or otherwise, is set forth in the company’s Form 10-K for the year ended Dec. 31, 2022, filed with the SEC on Feb. 16, 2023 and amended by a Form 10-K/A filed with the SEC on April 26, 2023; the company’s definitive proxy statement for the company’s 2022 annual general meeting of shareholders, filed with the SEC on June 6, 2022; the company’s Current Reports on Form 8-K filed with the SEC from time to time; and in Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC from time to time. These documents can be obtained free of charge from the sources indicated above.

Contacts

For Investors:

Sandy Coombs +1 781 609 6377

For Media:

Katie Joyce +1 781 249 8927

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